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                                                                   EXHIBIT 10.13


                          SHAWMUT NATIONAL CORPORATION

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                            PERFORMANCE EQUITY PLAN

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                          SHAWMUT NATIONAL CORPORATION

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                            PERFORMANCE EQUITY PLAN

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1. Purposes................................................................   1
2. Definitions.............................................................   1
3. Administration..........................................................   2
4. Stock Subject to the Plan...............................................   3
5. Awards..................................................................   3
6. General Provisions......................................................   6
7. Change in Control.......................................................   7
8. Compliance with Code Section 162(m).....................................   7

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                          SHAWMUT NATIONAL CORPORATION

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                            PERFORMANCE EQUITY PLAN

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  1. Purposes. The purposes of this Performance Equity Plan (the "Plan") are to assist Shawmut National Corporation (the "Company") and its subsidiaries in attracting, retaining, motivating, and rewarding employees who occupy key executive positions and are responsible for the long-term success of the Company by providing competitive compensation opportunities with high returns for high performance, to encourage a team approach by rewarding such key executives for partnership success through long-term incentives based on achievement of strategic corporate business goals; to reward such key executives for the creation of value for the Company's stockholders; and to promote increased ownership of shares of the Company's common stock, $.01 par value ("Common Stock"), by such key executives earned on a performance basis. The Plan is solely intended to implement awards under, and is subject to the terms and conditions of, the Stock Plan and Secondary Plan (as each is hereinafter defined) of the Company. Any capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Stock Plan and the Secondary Plan.

  2. Definitions. In addition to the terms defined in Section 1 hereof, the following terms used in the Plan shall have the meanings set forth below:

  (a) "Annual ROACE" shall mean Net Income (as hereinafter defined) minus dividends on preferred stock divided by the Company's daily average common equity for a fiscal year.

  (b) "Average ROACE" for a Performance Period shall mean the sum of the Annual ROACE for each fiscal year in the Performance Period divided by the number of such fiscal years in the Performance Period.

  (c) "Award" shall mean the Performance Shares granted to a Participant hereunder and those received as a result of Dividend Equivalents paid on Performance Shares. Such Performance Shares shall in both cases include the right to Dividend Equivalents during the Performance Period. An Award shall be subject to the terms and conditions set forth in the Plan, including conditions to Payout based on achievement of Performance Objectives for the Performance Period to which such Award relates.

  (d) "Beneficiary" shall mean any person (which may include trusts and is not limited to one person) who has been designated by the Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan in the event of the Participant's death. If no Beneficiary has been designated who survives the Participant's death, then Beneficiary means any person(s) entitled by will or the laws of descent and distribution to receive such benefits.

  (e) "Committee" shall mean the Human Resources Committee of the Board. Each member of the Committee shall be a "disinterested person" as defined in Rule 16b-3 under the Exchange Act, and an "outside director" for purposes of Section 162(m) of the Code and regulations thereunder (including Proposed Regulation 1.162-27 (e)(3) and (h)(2)).

  (f) "Designee" shall mean the Chief Executive Officer of the Company or other executive to whom the Committee delegates the authority to grant Awards and take other actions under the Plan.

  (g) "Dividend Equivalents" shall mean, with respect to an outstanding Award, the number of additional Performance Shares equal to the amount of cash (and/or fair market value at the dividend payment date of any non-cash dividend) paid from time to time during the Performance Period by the Company as a dividend on each share of Common Stock, multiplied by the number of Performance Shares subject to such Award at the record date for such dividend, divided by the Fair Market Value per share of Common Stock on the dividend payment date. Performance Shares granted as Dividend Equivalents with respect to a given Award

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shall be deemed to be subject to such Award and all of the terms and conditions thereof, including conditions to Payout based on achievement of Performance Objectives for the Performance Period to which such Award relates.

  (h) "Eligible Employee" shall mean each full-time salaried employee of the Company or any subsidiary who either is (i) a member of the Company's Senior Policy Committee or (ii) a senior line officer, staff officer, or other key executive determined by the Committee to have responsibilities which affect the long-term success of the Company.

  (i) "Net Income" shall mean reported net income for a fiscal year as reported in the Company's consolidated statement of profit and loss.

  (j) "Participant" shall mean an Eligible Employee who is granted an Award for a specified Performance Period.

  (k) "Payout" shall mean the issuance or delivery of shares of Common Stock in settlement of an Award, or the further elective deferral of such settlement under the Company's Deferred Compensation Plan or any deferral arrangement the Committee may make available to Participants, upon achievement of Performance Objectives for a Performance Period.

  (l) "Performance Objectives" shall mean one or more measures of performance specified by the Committee in accordance with Section 5(b), the achievement of which is a condition of Payout of Awards.

  (m) "Performance Periods" shall mean, unless otherwise determined by the Committee at or after grant, periods of three consecutive fiscal years during which the achievement of Performance Objectives is measured under the plan; provided, however, that the initial three Performance Periods will be comprised of a one fiscal-year period which will be 1994, a two fiscal-year period of 1994 and 1995, and a three fiscal-year period of 1994, 1995 and 1996.

  (n) Performance Shares shall mean awards in the form of Restricted Stock Units as set forth in Section 11 of the Stock Plan or Section 10 of the Secondary Plan.

  (o) "Secondary Plan" shall mean the Company's Secondary Stock Option and Restricted Stock Award Plan, as from time to time amended.

  (p) "Stock Plan" shall mean the Company's Stock Option and Restricted Stock Award Plan, as from time to time amended.

  3. Administration.

  (a) Relationship of Plan to Stock Plan and Secondary Plan. The Plan is intended to implement and set forth the terms of awards of Performance Shares under the Stock Plan to Participants who are, at the date of grant or the date of Payout, then subject to reporting requirements under Section 16(a) of the Exchange Act. With respect to other Participants, the Plan is intended to implement and set forth the terms of awards of Performance Shares under the Secondary Plan. Accordingly, all terms of the Stock Plan and the Secondary Plan relating to Restricted Stock Units under each such plan are hereby incorporated by reference and made a part hereof, applicable in each case to Awards made to such respective Participants. The Company reserves the right to make grants of Performance Shares or Restricted Stock Units under the Stock Plan and the Secondary Plan apart from the Plan.

  (b) Committee Authority. The Committee shall administer the Plan in accordance with its terms, and shall have all powers necessary to accomplish such purpose, including the power and authority to construe and interpret the Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations, agreements, terms and notices relating to the administration of the Plan and to make all other determinations

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                                       3
necessary or advisable for the administration of the Plan. Any actions of the Committee with respect to the Plan shall be conclusive and binding upon all persons interested in the Plan.

  (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. Neither a member of the Committee nor any officer or employee of the Company or a subsidiary acting on behalf of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and such persons shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

  (d) Delegation. Except as specifically restricted by the Plan, the Committee may delegate any functions under the Plan to a Designee, in which case references to the Committee shall be deemed to include the Designee. The foregoing and other provisions of the Plan notwithstanding, only the Committee, and no Designee, shall exercise any discretion under the Plan with respect to Awards to Participants who, at the time such discretion is to be exercised, are subject to reporting requirements under Section 16(a) of the Exchange Act.

  4. Stock Subject to the Plan. Shares of Common Stock that may be delivered upon Payout under the Plan to persons who at the time of grant of the Award or the time of Payout are subject to reporting requirements under Section 16(a) of the Exchange Act shall be shares granted under the Stock Plan, and shares that may be delivered upon Payout to other Participants shall be shares granted under the Secondary Plan. No Award may be granted or Payout made under the Plan if sufficient shares are not then available under the Stock Plan or the Secondary Plan, respectively, and any such Award and Payout will be counted against the shares reserved and available under the Stock Plan or Secondary Plan, respectively. Awards may be granted under the Stock Plan or Secondary Plan even though the effect of such grants will be to reduce the number of shares remaining available for issuance or delivery hereunder. Shares subject to an Award that is forfeited or otherwise terminated without a Payout of shares will again be available for grants of Awards under the Plan and under the Stock Plan or Secondary Plan, respectively, to the extent specified thereunder.

  5. Awards.

  (a) Granting of Awards. The Committee shall designate from among Eligible Employees those persons who will become Participants and be granted Awards for each Performance Period. Each such Participant shall be granted a number of Performance Shares (each including the right to Dividend Equivalents) as determined by the Committee in its sole discretion.

  (b) Performance Objectives. Awards granted for a given Performance Period will be settled by Payout only if and to the extent that Performance Objectives have been achieved, except as otherwise expressly provided herein.

    (i) The percentage of Awards that will be settled by Payout for the initial three Performance Periods beginning January 1, 1994 shall be based on Average ROACE actually achieved for the Performance Period and determined using the table set forth on Schedule 1 hereto, with straight-line interpolation between points.

    (ii) For subsequent Performance Periods, the Committee shall, in its sole discretion, establish the Performance Objectives and the percentages of Awards to be settled by Payout based on achievement of all or part of such Performance Objectives. Such Performance Objectives may be based in whole or in part on Average ROACE for a Performance Period and for other measures of performance including earnings per share, earnings per common share, core earnings, net income, net income applicable to common stock, cash flow, and return on average assets, as determined by the Committee. The Committee shall set forth such determinations on additional Schedules which shall be incorporated into the Plan;

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  provided however, that the Committee may present such determinations in any reasonable manner, with no need to conform such presentation to the format of Schedule 1.

  (c) Payout. As promptly as practicable following the end of each Performance Period, the Committee shall determine whether and the extent to which the terms of Awards have been satisfied, including the extent to which Performance Objectives have been achieved, and the number of shares of Common Stock to be issued or delivered to a Participant in connection with such Payout. The Committee shall certify in writing prior to Payout the extent to which Performance Objectives have been achieved and that any other material terms were satisfied.

    (i) Except as provided below, each Participant shall receive settlement of his or her Award, in accordance with the terms of the Plan and the Committee's determinations in shares of Common Stock issued or delivered as soon as practicable following the making of such determinations by the Committee.

    (ii) Subject to Section 8 hereof, if and to the extent specified by the Committee each Participant shall have the right to defer his or her receipt of shares of Common Stock in connection with an Award, under and in accordance with the terms and conditions of the Shawmut National Corporation Deferred Compensation Plan and or other applicable deferral arrangement, as determined by the Committee.

    (iii) Subject to Section 8 hereof, the Committee may alter terms and conditions of Awards, waive rights of the Company hereunder, or take other actions intended to fix a Participant's rights under an Award prior to the end of a Performance Period or Payout in order to cause such Award to be deemed "granted or awarded" for purposes of Rule 16b-3 at a specified date earlier than the end of the Performance Period or Payout.

    (iv) If and to the extent that an Award or a portion thereof is not to be settled by Payout in accordance with Section 5(b), (c) or (d) hereof, the Performance Shares comprising such Award (including those acquired with Dividend Equivalents) or portion thereof shall be forfeited and canceled without payment of any consideration by the Company to the Participant.

  (d) Termination. Other provisions of this Section 5 notwithstanding, if a Participant ceases to be employed by the Company or a subsidiary prior to Payout, Awards shall be settled by Payout only on the terms and to the extent as follows:

    (i) If such Participant's employment is terminated prior to the end of a Performance Period due to death or Disability, such Participant (or his or her legal representative or Beneficiary) shall be entitled to receive a Payout consisting of a pro rata portion of his or her Award, based on the number of days in the Performance Period during which he or she was employed, divided by the total number of days in the Performance Period, but only to the extent that the Performance Objectives applicable to such Performance Period were achieved (determined in accordance with Section 5(b)) as of the end of the fiscal quarter immediately preceding the Participant's termination due to death or Disability. If such Participant's employment terminated after the end of a Performance Period but prior to Payout due to death or Disability, any shares that would have been issuable or deliverable upon Payout to such Participant shall be issued or delivered to the Participant or his or her legal representative or Beneficiary without regard to any deferral election. In case of death or Disability, the Committee may, in its discretion, in lieu of a Payout in shares of Common Stock, pay to the Participant or his or her Beneficiary cash in an amount equal to the Fair Market Value of such Common Stock at the date of Payout.

    (ii) If such Participant's employment is terminated prior to the end of a Performance Period due to normal retirement, such Participant shall be entitled to receive a Payout consisting of a pro rata portion of his Award, based on the number of days in the Performance Period during which he or she was employed divided by the total number of days in the Performance Period, to the extent that the Performance Objectives applicable to such Performance Period are achieved in accordance with Section 5(b) as scheduled following the end of the Performance Period. If such Participant's employment terminated after the end of a Performance Period but prior to Payout due to normal retirement, such Participant shall be entitled to receive a Payout in accordance with Section 5(b) hereof without regard

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                                       5
  to his or her termination. In either such case, the Payout shall be made at the time and in the manner specified in Section 5(c) hereof.

    (iii) If such Participant's employment was terminated for Cause by the Company prior to the end of a Performance Period or prior to a Payout, such Participant shall be entitled to receive no Payout whatsoever for any Award.

    (iv) If such Participant's employment terminated prior to the end of a Performance Period due to any reason other than those specified in Section 5(d)(i)-(iii), such Participant shall be entitled to receive no Payout for any Award with respect to any Performance Period not completed as of the date of termination (except to the extent the Committee may otherwise determine or, in the case of a Participant not then subject to reporting under Section 16(a) of the Exchange Act, to the extent the Chairman of the Board of the Company may otherwise determine), but shall be entitled to receive a Payout for any Award with respect to a previously completed Performance Period in accordance with Sections 5(b) and (c) hereof without regard to his or her termination.

  (e) Adjustments. Subject to Section 6(f) and Section 8 hereof, the Committee is authorized at any time during or after a Performance Period but prior to Payout, in its sole discretion, to adjust, modify, or specify new Performance Objectives, the number of Restricted Stock Units in Awards, or any other terms or conditions of Awards:

    (i) in recognition of unusual or nonrecurring events affecting the Company, any subsidiary, or any operating division or business unit within the Company or subsidiaries, or the financial statements thereof, including but not limited to acquisitions that may affect the achievement of Performance Objectives during a Performance Period and extraordinary items under generally accepted accounting principles;

    (ii) in response to changes in applicable laws (including tax and other laws), regulations, interpretations thereof, accounting principles, Company accounting practices, or tax rates, changes in business conditions or business strategy of the Company, or similar events or circumstances deemed relevant by the Committee which may affect the Common Stock or Awards under the Plan;

    (iii) in response to dividends or distributions other than regular quarterly dividends, mergers, spin-offs, recapitalizations, forward or reverse stock splits, reorganizations, consolidations, combinations, repurchases or share exchanges, or similar corporate transactions or events which may affect the Common Stock or Awards under the Plan; and

    (iv) with respect to any Eligible Employee or Participant whose position or duties with the Company or any subsidiary changes during a Performance Period or any person who first becomes an Eligible Employee or Participant after the beginning of a Performance Period.

  In the case of adjustments relating to Awards to persons who may be "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(c) (2)), the foregoing adjustments are intended to prevent dilution or enlargement of Participant's rights and, therefore, to be objectively determinable and nondiscretionary, consistent with the qualification of such Awards as "performance-based compensation" under Code
Section 162(m). To the extent that it shall be determined that any such adjustment would likely cause compensation relating to an Award to a covered employee to fail to be deductible under Section 162(m) of the Code, such adjustment shall not be authorized or made, unless otherwise determined by the Committee.

  (f) Tax Withholding. The Company and any subsidiary shall have the right to satisfy any federal, state, local or foreign taxes required to be withheld with respect to Awards in accordance with Section 12 of the Stock Plan or Section 11 of the Secondary Plan.

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                                       6

  6. General Provisions.

  (a) No Rights to Participate or Receive Awards or Payouts; No Rights as Stockholder. Until the Committee has determined to grant an Award to an Eligible Employee, no Eligible Employee shall have any right to participate or receive an Award hereunder, and the granting of an Award hereunder shall not be construed as a commitment that any Payout shall be made with respect to such Award except in accordance with the terms of the Plan and such Award. No Participant under the Plan shall have any rights of a stockholder until shares of Common Stock are issued in connection with a Payout.

  (b) No Rights to Employment. Nothing contained in the Plan or in any documents related to the Plan or any Award shall (i) confer upon any Eligible Employee or Participant any right to continue as an Eligible Employee, Participant, or in the employ of the Company or a subsidiary, (ii) constitute any contract or agreement of employment, or (iii) interfere in any way with the right of the Company or a subsidiary to reduce such person's compensation to change the position held by such person or to terminate the employment of such Eligible Employee or Participant, with or without Cause.

  (c) Non-Transferability. No Award or right relating to an Award under the Plan (including any right that may constitute a derivative security within the general definition set forth in Rule 16a-1 (c) under the Exchange Act) shall be transferable by a Participant except upon a Participant's death by will or the laws of descent and distribution or to a Beneficiary, or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any such attempted action shall be void.

  (d) Unfunded Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any amount payable to a Participant pursuant to an Award, nothing contained in the Plan (or in any agreement or other documents related thereto), nor the creation or adoption of the Plan, the grant of any Award, or the taking of any other action pursuant to the provisions of the Plan shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan pursuant to any Award, in coordination with the Company's Deferred Compensation Plan or otherwise, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

  (e) Governing Law. The Plan and all related documents shall be governed by, and construed in accordance with, the laws of the State of Connecticut (except to the extent the Delaware General Corporation Law and provisions of federal law may be applicable). If any provision hereof (including provisions of the Stock Plan and Secondary Plan incorporated herein by reference) shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

  (f) Amendment and Termination of Plan and Awards. Subject to Section 7(c) hereof, the Board may, at any time, terminate or, from time to time, amend, modify, or suspend the Plan, subject to and in accordance with the provisions of Section 15 of the Stock Plan and Section 14 of the Secondary Plan. Subject to Section 8, the Committee may modify the terms and provisions of any Awards theretofore awarded to any Participants, provided that no such modification may materially and adversely affect the vested rights of a Participant hereunder without the consent of such Participant.

  (g) Effective Date. The Plan shall become effective as of November 18, 1993, for Performance Periods beginning on or after January 1, 1994, and shall remain in effect until such time as it may be terminated pursuant to Section 6(f).

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                                       7

  7. Change in Control.

  (a) Payout Relating to Current and Completed Performance Periods.

    (i) Any provision of this Plan to the contrary notwithstanding, in the event of a Change in Control, a Participant shall be entitled to receive Payouts with respect to target Awards for Performance Periods not ended on or before the date of such Change in Control determined in accordance with
  Section 5(b) hereof but assuming 100% achievement of all Performance Objectives and calculated on a pro rata basis based on the number of days in each Performance Period during which he or she was employed, divided by the number of days in each such Performance Period.

    (ii) In the event of a Change in Control prior to Payout for a completed Performance Period, Payout of the final Award shall be made in full in accordance with Section 7(b) hereof.

  (b) Payments. All amounts payable pursuant to this Section 7 shall be paid in a cash lump sum no later than thirty days after the date of a Change in Control. Nothing in the plan shall prevent the Committee from making new Awards after a Change in Control.

  (c) Amendment and Termination of Plan and Awards. Any provision of this Plan to the contrary notwithstanding, upon the occurrence of a Change in Control and at all times thereafter, neither the Board of Directors nor the Committee may suspend, amend, modify, or terminate the Plan, in whole or in part, in any manner that would adversely affect the right of any Eligible Employee or Participant to receive Payout of Awards granted under this Plan prior to the effective date of such action.

  (d) Other Plan Provisions Unaffected. Nothing in this Section 7 shall affect the operation of the provisions of this Plan prior to a Change in Control.

  8. Compliance with Code Section 162(m). It is the intent of the Company that compensation under the Plan to persons who are "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(c)(2)) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(e)(1), (2), and (5), and subject to the transition rules under Proposed Regulation 1.162-27(h)(3)) thereunder. Accordingly, unless otherwise determined by the Committee in its sole discretion, if any provision of the Plan or any agreement evidencing an Award hereunder relating to a "covered employee" does not comply or is inconsistent with the requirements of Proposed Regulation 1.162-27(e)(1),
(e)(2), (e)(5), or (h)(3), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person, authority or discretion to increase the amount of compensation otherwise payable to a "covered employee" in connection with an Award; provided, however, that payments under Sections 5(d) and 7 are intended to be, and shall be construed as, payments that do not themselves qualify as "performance-based compensation" under Section 162(m) but which, under proposed Regulation 1.162-27(e)(2)(iv), may be authorized and made without resulting in the loss of deductibility with respect to any other compensation payable with respect to the same Award.

As adopted by the Human Resources Committee on October 28, 1993.

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                                   AMENDMENT
                                       TO

                          SHAWMUT NATIONAL CORPORATION
                            PERFORMANCE EQUITY PLAN

  The Shawmut National Corporation Performance Equity Plan (the "Plan"), adopted as of October 28, 1993, is hereby amended as of February 19, 1995, as set forth below:

  1. The Plan is amended by deleting Section 7 thereof.

  Except as set forth above, the Plan is hereby confirmed and ratified in all respects.

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